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                                                                EXHIBIT 10.30

                              LEAR CORPORATION
                           1996 STOCK OPTION PLAN
              [NONQUALIFIED] [INCENTIVE] STOCK OPTION AGREEMENT


                  STOCK OPTION AGREEMENT (the "Agreement"), dated as of _____________, 1996, between Lear Corporation, a Delaware corporation (the "Company"), and the individual whose name appears on the signature page hereof (the "Grantee"), who is a key employee, officer or an Eligible Director (as defined in Section 6(a) of the Plan) of the Company or an Affiliate (as defined in Section 1 of the Plan), or a consultant or advisor who the Committee (as defined in Section 3 of the Plan) has determined provides substantial and important services (as limited in Section 6(a) of the Plan) to the Company.

                  In accordance with the terms of the Lear Corporation 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Grantee [a nonqualified] [an incentive] stock option (the "Option") to purchase all or any part of an aggregate of ________(1) shares of common stock, $.01 par value per share ("Common Stock"), of the Company.

                  To evidence the Option and to set forth its terms and conditions, the Company and the Grantee hereby agree as follows:

     1. Confirmation of Grant. The Company hereby evidences and confirms its grant of the Option to the Grantee on the date of this Agreement.

     2. Number of Shares. The Option shall be for an aggregate of ________ shares of Common Stock.
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(1)  For a grant to an Independent Director under Section 6(k) of the Plan, insert 1,250 shares of Common Stock.


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     3.  Exercise Price. The exercise price shall be $________ per share of
Common Stock for a total of $__________.

     4.  Medium and Time of Payment.

     (a) The exercise price shall be paid in United States dollars and in cash or by certified or cashier's check payable to the order of the Company at the time of purchase.

    [(b) The exercise price or any portion thereof, may be paid with: (i) Common Stock acquired through the exercise of an option granted by the Company which Common Stock has been held by the Grantee for at least one year, or any other Common Stock already owned by, and in the possession of, the Grantee; or (ii) any combination of cash, certified or cashier's check, and Common Stock meeting the requirements of clause (i) above.(2)]

     (c) Any withholding tax, up to the minimum withholding requirement for supplemental wages, shall be paid with shares of Common Stock issuable to the Grantee upon exercise of the Option.

     (d) Shares of Common Stock used to satisfy [the exercise price of the Option and/or (3)] any minimum required withholding tax shall be valued at their fair market value as determined by the Committee as of the date of exercise.

     (e) Payment in full of the exercise price is required prior to the issuance of any shares of Common Stock pursuant to the Option.

     5.  Term, Vesting and Exercise of the Option.
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(2)  Use this language if the Grantee may pay all or any portion of the exercise price with shares of Common Stock already owned by the Grantee.

(3) Use this language if the Grantee may pay all or any portion of the exercise price with shares of Common Stock already owned by the Grantee.

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    (a)  The Option shall expire ten years from the date of this Agreement.

    (b)  The Option shall vest on the earlier of: (i)
____________________(4), or (ii) the Grantee's [retirement,(5)] death or disability, as defined herein.

    (c) The Option shall become exercisable on the earlier of: (i) ___________________(6), or (ii) the Grantee's [retirement,(7)] death or disability, as defined herein.


    (d) Notwithstanding anything contained herein to the contrary, the right (whether or not vested) of a Grantee to exercise the Option shall be forfeited if the Committee determines, in its sole discretion, that (i) the Grantee has entered into a business or employment which is detrimentally competitive with the Company or substantially injurious to the Company's financial interests; (ii) the Grantee has been discharged from employment with the Company or an Affiliate for Cause; or (iii) the Grantee performed acts of willful malfeasance or gross negligence in a matter of material importance to the Company or an Affiliate. For purposes of this Section, "Cause" shall have the meaning set forth in any unexpired employment or severance agreement between the Grantee and the Company and/or an Affiliate, and, in the absence of any such agreement, shall mean (i) the willful and continued failure of the Grantee to substantially perform his or her duties with or for the Company or an Affiliate,
(ii) the engaging by the Grantee in conduct which is significantly injurious to the Company or an Affiliate, monetarily or otherwise, (iii) the Grantee's conviction of

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(4)  For a grant to an Independent Director under Section 6(k)
of the Plan, insert the date which is the third anniversary of the date of the Agreement.

(5)  Use this language if the Option will vest upon retirement.

(6) For a grant to an Independent Director under Section 6(k) of the Plan, insert the date which is the third anniversary of the date of the Agreement.

(7)  Use this language if the Option will become exercisable upon retirement.

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a felony, (iv) the Grantee's abuse of illegal drugs or other controlled substances or (v) the Grantee's habitual intoxication. For purposes of this Section, unless otherwise defined in the Grantee's employment or severance agreement, an act or omission is "willful" if such act or omission was knowingly done, or knowingly omitted to be done, by the Grantee not in good faith and without reasonable belief that such act or omission was in the best interest of the Company or an Affiliate.

                  (e) The Option may be exercised by written notice to the Company indicating the number of shares of Common Stock being purchased. Such notice shall be signed by the Grantee and shall be accompanied by full payment of the exercise price. When the Option becomes vested and exercisable, it may be exercisable in whole at any time or in part from time to time as to any or all full shares of Common Stock under the Option. Notwithstanding the foregoing, the Option may not be exercised for fewer than 100 shares at any one time or fewer than all remaining shares if fewer than 100 shares of Common Stock may be purchased under the Option.

                  6. Termination of Employment. A Grantee's right to exercise the Option after termination of his or her employment shall be only as follows:

                           (i) Retirement. If the Grantee has a termination of employment by reason of retirement, he or she may within thirteen months following such termination (but not later than the date on which the Option would otherwise expire), exercise any Option that had vested and was exercisable on the date of his or her retirement. However, in the event of his or her death prior to the end of the thirteen-month period after his or her retirement, his or her estate shall have the right to exercise any Option that had vested and was exercisable on the date the Grantee retired within thirteen months following the Grantee's termination of employment (but not later than the date on which the Option would otherwise expire). If the

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         Grantee has a termination of employment by reason of retirement, and if such termination of employment does not constitute a vesting event under Section 5, the Grantee shall forfeit the Option to the extent that it was not vested and exercisable on the date of his or her termination of employment.

                           (ii) Death. If a Grantee dies while employed by the Company or an Affiliate, the Option shall vest and become exercisable upon death and his or her estate shall have the right for a period of thirteen months following the date of such death (but not later than the date on which the Option would otherwise expire) to exercise the Option.
                           (iii) Disability. If a Grantee has a termination of employment due to disability, as defined in Code Section 22(e)(3), the Option shall vest and become exercisable upon his or her termination of employment due to disability and he or she shall have the right for a period of thirteen months following the date of such termination of employment (but not later than the date on which the Option would otherwise expire) to exercise the Option.

                           (iv) Other Reasons. Except as provided under Section 5(d) hereof, if a Grantee has a termination of employment due to any reason other than those provided above under "Retirement", "Death", or "Disability", the Grantee or his or her estate (in the event of his or her death after such termination) (a) may exercise the Option to the extent that it was vested and exercisable on the date of his or her termination of employment within the 30-day period following such termination (but not later than the date on which the Option would otherwise expire) and (b) shall forfeit the Option to the extent that it was not vested and exercisable on the date of his or her termination of employment.



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                           (v) Independent Directors. An Option received by an
         Independent Director of the Company pursuant to Section 6(k) of the Plan shall vest and become exercisable in accordance with Section 5 hereof regardless of such Grantee's continued service as a member of the Board of Directors.

                  For purposes of this Section:

                           (i) "Termination of employment" shall mean the termination of a Grantee's employment with the Company or an Affiliate. A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be an Affiliate of the Company, and the Grantee does not immediately thereafter become an employee of the Company or another Affiliate. A Grantee who is a consultant or advisor shall be considered to have terminated employment when substantial and important services, as determined by the Committee, are no longer provided to the Company by the Grantee.

                           (ii) "Retirement" shall mean termination of employment on or after attaining the age established by the Company as the normal retirement age in any unexpired employment agreement between the Grantee and the Company and/or an Affiliate, or, in the absence of such an agreement, the normal retirement age under the defined benefit tax-qualified retirement plan or, if none, the defined contribution tax-qualified retirement plan, sponsored by the Company or an Affiliate in which the Grantee participates.

                           (iii) A Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise the Option by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to



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         supply it with written notice of the Grantee's death, a copy of the will or such other evidence as the Committee deems necessary to establish the validity of the transfer of the Option.

                  7. Transferability of Option and Stock Acquired Upon Exercise of Option. The Option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee. The Committee may, in its discretion, require the Grantee's guardian or legal representative to supply it with such evidence as the Committee deems necessary to establish the authority of the guardian or legal representative to exercise the Option on behalf of the Grantee. Except as limited by applicable securities laws and the provisions of Section 8 hereof, shares of Common Stock acquired upon exercise of the Option shall be freely transferable.

                  8.       Securities Law Requirements.

                  (a) If required by the Company, the notice of exercise of the Option shall be accompanied by the Grantee's written representation: (i) that the stock being acquired is purchased for investment and not for resale or with a view to the distribution thereof; (ii) acknowledging that such stock has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); and (iii) agreeing that such stock may not be sold or transferred unless either there is an effective Registration Statement for it under the 1933 Act, or in the opinion of counsel for the Company, such sale or transfer is not in violation of the 1933 Act.

                  (b) This Option not shall be exercisable in whole or in part, nor shall the Company be obligated to sell any shares of Common Stock subject to such Option, if such exercise and sale may, in the opinion of counsel for the Company, violate the 1933 Act (or other federal or state statutes having similar requirements), as it may be in effect at that time.



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                  (c) The Option is subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Option or the issuance of shares thereunder, such Option may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  (d) No person who acquires shares of Common Stock pursuant to this Agreement may, during any period of time that such person is an affiliate of the Company, within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act, sell such shares of Common Stock, unless such offer and sale is made pursuant to (i) an effective registration statement under the 1933 Act, which is current and includes the shares to be sold, or (ii) an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

                  (e) With respect to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), transactions under this Agreement are intended to comply with all applicable conditions of Rule 16b-3, or its successors under the 1934 Act. To the extent any provision of the Agreement or action by the Committee fails to so comply, the Committee may determine, to the extent permitted by law, that such provision or action shall be null and void.

                  9. No Obligation to Exercise Option. The granting of the Option shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise the Option.





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                  10. No Limitation on Rights of the Company. The grant of the
Option shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  11. Plan and Agreement Not a Contract of Employment. Neither the Plan nor this Agreement is a contract of employment, and no terms of employment of the Grantee shall be affected in any way by the Plan, this Agreement or related instruments except as specifically provided therein. Neither the establishment of the Plan nor this Agreement shall be construed as conferring any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any Affiliate to discharge the Grantee and to treat him or her without regard to the effect that such treatment might have upon him or her as the holder of the Option.

                  12. Grantee to Have No Rights as a Stockholder. The Grantee shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. The Grantee shall not have the rights of a stockholder until he or she has paid in full the exercise price.
                  13. Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to 21557 Telegraph Road, P. O. Box 5008, Southfield, Michigan, 48086-5008,
Attention: James H. Vandenberghe and, in the case of the Grantee, to its address set forth on the signature page hereto


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or, in each case, to such other address as may be designated in a notice given in accordance with this Section.

                  14. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of law rules.

                  15. Plan Document Controls. The rights herein granted are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully herein. In the event that the terms of this Agreement conflict with the terms of the Plan document, the Plan document shall control.



                          [signature page follows]




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                  IN WITNESS WHEREOF, the Company and the Grantee have duly
executed this Agreement as of the date first written above.

                                       LEAR CORPORATION



                                       By: __________________________________
                                       Its: _________________________________


                                       ______________________________________
                                              [Grantee's Signature]

                                       Grantee's Name and Address for notices
                                       hereunder:

                                       ______________________________________

                                       ______________________________________

                                       ______________________________________



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